Investor Supplement Fourth Quarter 2020 The condensed consolidated financial statements and financial exhibits included herein are unaudited. These condensed consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation

Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 15 Contribution to Income 2 Return on Equity 16 Segment Results 3,4 Book Value per Common Share and Debt to Capital 5 Return on Common Shareholders' Equity 6 Segment Results and Other Statistics 17 Policies in Force 7 Return on Equity 18 Results 8 Segment Results and Other Statistics 19 Return on Equity 20 Allstate Brand Profitability Measures 9 Allstate Brand Statistics 10 Encompass Brand Profitability Measures and Statistics 11 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 21 Auto Profitability Measures by Brand 12 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 22,23 Homeowners Profitability Measures by Brand 13 Performance-Based Investments 24 25,26 Segment Results 14 The Allstate Corporation Investor Supplement - Fourth Quarter 2020 Table of Contents Consolidated Operations Definitions of Non-GAAP Measures Allstate Benefits Allstate Life Property-Liability Allstate Annuities Investments Allstate Protection Protection Services (previously Service Businesses)

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 $ 9,279 $ 9,336 $ 9,223 $ 9,235 $ 9,194 $ 9,094 $ 8,986 $ 8,802 $ 37,073 $ 36,076 603 620 604 617 627 625 621 628 2,444 2,501 271 272 257 265 260 273 271 250 1,065 1,054 1,191 832 409 421 689 880 942 648 2,853 3,159 674 440 704 (462) 702 197 324 662 1,356 1,885 12,018 11,500 11,197 10,076 11,472 11,069 11,144 10,990 44,791 44,675 5,366 6,072 5,222 5,341 5,749 6,051 6,356 5,820 22,001 23,976 - - 738 210 - - - - 948 - 518 727 497 501 518 513 511 497 2,243 2,039 156 150 200 132 153 169 156 162 638 640 1,388 1,492 1,349 1,401 1,382 1,425 1,362 1,364 5,630 5,533 1,502 1,380 1,451 1,399 1,516 1,414 1,380 1,380 5,732 5,690 (371) (71) 73 318 (251) 225 125 15 (51) 114 40 200 14 5 14 - 9 18 259 41 30 31 29 28 30 32 32 32 118 126 - - - - 51 - 55 - - 106 80 78 79 81 82 80 82 83 318 327 8,709 10,059 9,652 9,416 9,244 9,909 10,068 9,371 37,836 38,592 1 1 1 1 3 - 2 1 4 6 3,310 1,442 1,546 661 2,231 1,160 1,078 1,620 6,959 6,089 686 289 296 112 458 229 227 328 1,383 1,242 2,624 1,153 1,250 549 1,773 931 851 1,292 5,576 4,847 26 27 26 36 66 42 30 31 115 169 $ 2,598 $ 1,126 $ 1,224 $ 513 $ 1,707 $ 889 $ 821 $ 1,261 $ 5,461 $ 4,678 $ 8.54 $ 3.62 $ 3.90 $ 1.62 $ 5.32 $ 2.71 $ 2.47 $ 3.79 $ 17.53 $ 14.25 304.3 311.2 313.7 317.4 320.7 327.7 332.0 332.6 311.6 328.2 $ 8.45 $ 3.58 $ 3.86 $ 1.59 $ 5.23 $ 2.67 $ 2.44 $ 3.74 $ 17.31 $ 14.03 307.6 314.1 317.0 322.4 326.3 333.0 336.9 337.5 315.5 333.5 $ 0.54 $ 0.54 $ 0.54 $ 0.54 $ 0.50 $ 0.50 $ 0.50 $ 0.50 $ 2.16 $ 2.00 (1) (2) (3) (4) ($ in millions, except per share data) Revenues Property and casualty insurance premiums (1) The Allstate Corporation Condensed Consolidated Statements of Operations Three months ended Life premiums and contract charges (2) Other revenue (3) Net investment income Realized capital gains (losses) Total revenues Costs and expenses Property and casualty insurance claims and claims expense Shelter-in-Place Payback expense Life contract benefits Interest credited to contractholder funds Amortization of deferred policy acquisition costs Operating costs and expenses Pension and other postretirement remeasurement (gains) losses Restructuring and related charges Amortization of purchased intangibles Impairment of purchased intangibles Interest expense Total costs and expenses Gain on disposition of operations Income from operations before income tax expense Twelve months ended In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products. Property and casualty insurance premiums are reported in the Property-Liability and Protection Services results and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products. Income tax expense Net income Preferred stock dividends Net income applicable to common shareholders Net income applicable to common shareholders per common share - Diluted Weighted average common shares - Diluted Cash dividends declared per common share Earnings per common share (4) Net income applicable to common shareholders per common share - Basic Weighted average common shares - Basic The Allstate Corporation 4Q20 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Contribution to income										
Net income applicable to common shareholders	$ 2,598	$ 1,126	$ 1,224	$ 513	$ 1,707	$ 889	$ 821	$ 1,261	$ 5,461	$ 4,678
Realized capital (gains) losses, after-tax	(529)	(346)	(554)	366	(553)	(155)	(256)	(524)	(1,063)	(1,488)
Pension and other postretirement remeasurement (gains) losses, after-tax	(292)	(56)	58	251	(199)	179	99	11	(39)	90
Curtailment (gains) losses, after-tax	-	(7)	-	-	-	-	-	-	(7)	-
Valuation changes on embedded derivatives that are not hedged, after-tax	9	-	41	(14)	-	10	2	3	36	15
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	4	(11)	3	3	(1)	1	2	(8)	5
Premium deficiency for immediate annuities, after-tax	-	178	-	-	-	-	-	-	178	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	(1)	-	(1)	-	(2)
Business combination expenses and the amortization of purchased intangibles, after-tax	24	24	23	22	24	25	26	25	93	100
Impairment of purchased intangibles, after-tax	-	-	-	-	40	-	43	-	-	83
Gain on disposition of operations, after-tax	(1)	-	(1)	(1)	(2)	-	(1)	(1)	(3)	(4)
Adjusted net income *	$ 1,805	$ 923	$ 780	$ 1,140	$ 1,020	$ 946	$ 735	$ 776	$ 4,648	$ 3,477
Income per common share - Diluted										
Net income applicable to common shareholders	$ 8.45	$ 3.58	$ 3.86	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74	$ 17.31	$ 14.03
Realized capital (gains) losses, after-tax	(1.72)	(1.10)	(1.75)	1.13	(1.69)	(0.47)	(0.76)	(1.55)	(3.37)	(4.46)
Pension and other postretirement remeasurement (gains) losses, after-tax	(0.95)	(0.18)	0.18	0.78	(0.61)	0.54	0.29	0.03	(0.12)	0.27
Curtailment (gains) losses, after-tax	-	(0.02)	-	-	-	-	-	-	(0.02)	-
Valuation changes on embedded derivatives that are not hedged, after-tax	0.03	-	0.13	(0.04)	-	0.03	-	0.01	0.11	0.05
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	0.01	(0.03)	0.01	0.01	-	-	-	(0.03)	0.01
Premium deficiency for immediate annuities, after-tax	-	0.57	-	-	-	-	-	-	0.56	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	-	(0.01)
Business combination expenses and the amortization of purchased intangibles, after-tax	0.08	0.08	0.07	0.07	0.07	0.07	0.08	0.07	0.30	0.30
Impairment of purchased intangibles, after-tax	-	-	-	-	0.12	-	0.13	-	-	0.25
Gain on disposition of operations, after-tax	-	-	-	-	-	-	-	-	(0.01)	(0.01)
Adjusted net income *	$ 5.87	$ 2.94	$ 2.46	$ 3.54	$ 3.13	$ 2.84	$ 2.18	$ 2.30	$ 14.73	$ 10.43
Weighted average common shares - Diluted	307.6	314.1	317.0	322.4	326.3	333.0	336.9	337.5	315.5	333.5

The Allstate Corporation 4Q20 Supplement

2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Protection Services	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended December 31, 2020					
Premiums and contract charges	$ 8,884	$ -	$ 8,884	$ 395	$ 338	$ 262	$ 3	$ -	$ -	$ 9,882
Intersegment insurance premiums and service fees	-	-	-	38	-	-	-	-	(38)	-
Other revenue	181	-	181	53	37	-	-	-	-	271
Claims and claims expense	(5,266)	(2)	(5,268)	(102)	-	-	-	-	4	(5,366)
Shelter-in-Place Payback expense	-	-	-	-	-	-	-	-	-	-
Contract benefits and interest credited to contractholder funds	-	-	-	-	(349)	(131)	(194)	-	-	(674)
Amortization of deferred policy acquisition costs	(1,168)	-	(1,168)	(176)	(5)	(38)	(1)	-	-	(1,388)
Operating costs and expenses	(1,167)	(1)	(1,168)	(167)	(89)	(69)	(6)	(37)	34	(1,502)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	371	-	371
Restructuring and related charges	(36)	-	(36)	(2)	(1)	-	-	(1)	-	(40)
Amortization of purchased intangibles	(5)	-	(5)	(25)	-	-	-	-	-	(30)
Interest expense	-	-	-	-	-	-	-	(80)	-	(80)
Underwriting income (loss)	$ 1,423	$ (3)	1,420							
Net investment income			619	11	128	20	403	10	-	1,191
Realized capital gains (losses)			419	21	(7)	8	191	42	-	674
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax expense			(506)	(13)	(8)	(11)	(84)	(64)	-	(686)
Preferred stock dividends			-	-	-	-	-	(26)	-	(26)
Net income applicable to common shareholders			$ 1,952	$ 33	$ 44	$ 41	$ 313	$ 215	$ -	$ 2,598
Realized capital (gains) losses, after-tax			(327)	(16)	6	(7)	(151)	(34)	-	(529)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	(292)	-	(292)
Curtailment (gains) losses, after-tax			-	-	-	-	-	-	-	-
Valuation changes on embedded derivatives that are not hedged, after-tax			-	-	10	-	(1)	-	-	9
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	-	(4)	-	-	-	-	(4)
Premium deficiency for immediate annuities, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			3	21	-	-	-	-	-	24
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 1,628	$ 38 [(1)]	$ 56 [(1)]	$ 34 [(1)]	$ 160 [(1)]	$ (111) [(1)]	$ -	$ 1,805
					Three months ended December 31, 2019					
Premiums and contract charges	$ 8,873	$ -	$ 8,873	$ 321	$ 342	$ 282	$ 3	$ -	$ -	$ 9,821
Intersegment insurance premiums and service fees	-	-	-	44	-	-	-	-	(44)	-
Other revenue	180	-	180	46	34	-	-	-	-	260
Claims and claims expense	(5,658)	(2)	(5,660)	(92)	-	-	-	-	3	(5,749)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(295)	(160)	(216)	-	-	(671)
Amortization of deferred policy acquisition costs	(1,155)	-	(1,155)	(143)	(32)	(50)	(2)	-	-	(1,382)
Operating costs and expenses	(1,172)	(1)	(1,173)	(181)	(95)	(74)	(7)	(27)	41	(1,516)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	251	-	251
Restructuring and related charges	(12)	-	(12)	-	(1)	-	(1)	-	-	(14)
Amortization of purchased intangibles	(1)	-	(1)	(29)	-	-	-	-	-	(30)
Impairment of purchased intangibles	(51)	-	(51)	-	-	-	-	-	-	(51)
Interest expense	(1)	-	(1)	-	-	-	-	(81)	-	(82)
Underwriting income (loss)	$ 1,003	$ (3)	1,000							
Net investment income			323	12	134	22	180	18	-	689
Realized capital gains (losses)			554	11	-	4	122	11	-	702
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax expense			(387)	(1)	(14)	(6)	(16)	(34)	-	(458)
Preferred stock dividends			-	-	-	-	-	(66)	-	(66)
Net income (loss) applicable to common shareholders			$ 1,490	$ (12)	$ 73	$ 18	$ 66	$ 72	$ -	$ 1,707
Realized capital (gains) losses, after-tax			(437)	(8)	-	(2)	(97)	(9)	-	(553)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	(199)	-	(199)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	-	-	-	-	-	-	-
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			1	23	-	-	-	-	-	24
Impairment of purchased intangibles, after-tax			40	-	-	-	-	-	-	40
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 1,094	$ 3 [(1)]	$ 76 [(1)]	$ 16 [(1)]	$ (33) [(1)]	$ (136) [(1)]	$ -	$ 1,020

[(1)] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 4Q20 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Protection Services	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Twelve months ended December 31, 2020					
Premiums and contract charges	$ 35,580	$ -	$ 35,580	$ 1,493	$ 1,340	$ 1,094	$ 10	$ -	$ -	$ 39,517
Intersegment insurance premiums and service fees	-	-	-	147	-	-	-	-	(147)	-
Other revenue	736	-	736	208	121	-	-	-	-	1,065
Claims and claims expense	(21,485)	(141)	(21,626)	(386)	-	-	-	-	11	(22,001)
Shelter-in-Place Payback expense	(948)	-	(948)	-	-	-	-	-	-	(948)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,293)	(549)	(1,039)	-	-	(2,881)
Amortization of deferred policy acquisition costs	(4,642)	-	(4,642)	(658)	(149)	(177)	(4)	-	-	(5,630)
Operating costs and expenses	(4,428)	(3)	(4,431)	(651)	(329)	(322)	(25)	(110)	136	(5,732)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	51	-	51
Restructuring and related charges	(235)	-	(235)	(3)	(6)	(1)	(2)	(12)	-	(259)
Amortization of purchased intangibles	(12)	-	(12)	(106)	-	-	-	-	-	(118)
Interest expense	-	-	-	-	-	-	-	(318)	-	(318)
Underwriting income (loss)	$ 4,566	$ (144)	4,422							
Net investment income			1,421	44	502	78	761	47	-	2,853
Realized capital gains (losses)			990	30	(10)	8	279	59	-	1,356
Gain on disposition of operations			-	-	-	-	4	-	-	4
Income tax (expense) benefit			(1,382)	(26)	(17)	(28)	7	63	-	(1,383)
Preferred stock dividends			-	-	-	-	-	(115)	-	(115)
Net income (loss) applicable to common shareholders			$ 5,451	$ 92	$ 159	$ 103	$ (9)	$ (335)	$ -	$ 5,461
Realized capital (gains) losses, after-tax			(774)	(23)	9	(7)	(221)	(47)	-	(1,063)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	(39)	-	(39)
Curtailment (gains) losses, after-tax			-	-	-	-	-	(7)	-	(7)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	-	34	-	2	-	-	36
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	-	(8)	-	-	-	-	(8)
Premium deficiency for immediate annuities, after-tax			-	-	-	-	178	-	-	178
Business combination expenses and the amortization of purchased intangibles, after-tax			9	84	-	-	-	-	-	93
Gain on disposition of operations, after-tax			-	-	-	-	(3)	-	-	(3)
Adjusted net income (loss) *			$ 4,686	$ 153 [1]	$ 194 [1]	$ 96 [1]	$ (53) [1]	$ (428) [1]	$ -	$ 4,648
					Twelve months ended December 31, 2019					
Premiums and contract charges	$ 34,843	$ -	$ 34,843	$ 1,233	$ 1,343	$ 1,145	$ 13	$ -	$ -	$ 38,577
Intersegment insurance premiums and service fees	-	-	-	154	-	-	-	-	(154)	-
Other revenue	741	-	741	188	125	-	-	-	-	1,054
Claims and claims expense	(23,517)	(105)	(23,622)	(363)	-	-	-	-	9	(23,976)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,154)	(635)	(890)	-	-	(2,679)
Amortization of deferred policy acquisition costs	(4,649)	-	(4,649)	(543)	(173)	(161)	(7)	-	-	(5,533)
Operating costs and expenses	(4,412)	(3)	(4,415)	(661)	(354)	(285)	(29)	(91)	145	(5,690)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(114)	-	(114)
Restructuring and related charges	(38)	-	(38)	-	(2)	-	(1)	-	-	(41)
Amortization of purchased intangibles	(4)	-	(4)	(122)	-	-	-	-	-	(126)
Impairment of purchased intangibles	(51)	-	(51)	(55)	-	-	-	-	-	(106)
Interest expense	(1)	-	(1)	-	-	-	-	(326)	-	(327)
Underwriting income (loss)	$ 2,912	$ (108)	2,804							
Net investment income			1,533	42	514	83	917	70	-	3,159
Realized capital gains (losses)			1,470	32	1	12	346	24	-	1,885
Gain on disposition of operations			-	-	-	-	6	-	-	6
Income tax (expense) benefit			(1,196)	18	(53)	(35)	(73)	97	-	(1,242)
Preferred stock dividends			-	-	-	-	-	(169)	-	(169)
Net income (loss) applicable to common shareholders			$ 4,611	$ (77)	$ 247	$ 124	$ 282	$ (509)	$ -	$ 4,678
Realized capital (gains) losses, after-tax			(1,161)	(25)	-	(9)	(274)	(19)	-	(1,488)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	90	-	90
Valuation changes on embedded derivatives that are not hedged, after-tax			-	-	9	-	6	-	-	15
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	-	5	-	-	-	-	5
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangibles, after-tax			3	97	-	-	-	-	-	100
Impairment of purchased intangibles, after-tax			40	43	-	-	-	-	-	83
Gain on disposition of operations, after-tax			-	-	-	-	(4)	-	-	(4)
Adjusted net income (loss) *			$ 3,491	$ 38 [1]	$ 261 [1]	$ 115 [1]	$ 10 [1]	$ (438) [1]	$ -	$ 3,477

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 4Q20 Supplement

4

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Book value per common share								
Numerator:								
Common shareholders' equity [(1) (2)]	$ 28,247	$ 25,293	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	308.7	307.0	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share	$ 91.50	$ 82.39	$ 79.21	$ 69.67	$ 73.12	$ 69.84	$ 67.28	$ 63.59
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Common shareholders' equity	$ 28,247	$ 25,293	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Less: Unrealized net capital gains and losses on fixed income securities	3,185	2,750	2,610	534	1,893	2,028	1,658	975
Adjusted common shareholders' equity	$ 25,062	$ 22,543	$ 22,406	$ 21,669	$ 21,857	$ 21,060	$ 20,888	$ 20,513
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	308.7	307.0	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 81.19	$ 73.43	$ 70.95	$ 67.99	$ 67.29	$ 63.70	$ 62.33	$ 60.71
Total debt	$ 7,825	$ 6,635	$ 6,634	$ 6,633	$ 6,631	$ 6,630	$ 6,628	$ 6,453
Total capital resources	$ 38,042	$ 33,898	$ 33,620	$ 30,806	$ 32,629	$ 32,770	$ 31,104	$ 29,871
Ratio of debt to shareholders' equity	25.9 %	24.3 %	24.6 %	27.4 %	25.5 %	25.4 %	27.1 %	27.6 %
Ratio of debt to capital resources	20.6 %	19.6 %	19.7 %	21.5 %	20.3 %	20.2 %	21.3 %	21.6 %

(1) Excludes equity related to preferred stock of $1,970 million at December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019, and $1,930 million at June 30, 2019 and March 31, 2019.

(2) Common shares outstanding were 304,192,788 and 318,791,191 as of December 31, 2020 and December 31, 2019, respectively.

The Allstate Corporation 4Q20 Supplement

5

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 $ 5,461 $ 4,570 $ 4,333 $ 3,930 $ 4,678 $ 2,386 $ 2,439 $ 2,296 $ 23,750 $ 23,088 $ 22,546 $ 21,488 $ 19,382 $ 21,356 $ 20,819 $ 20,970 28,247 25,293 25,016 22,203 23,750 23,088 22,546 21,488 $ 25,999 $ 24,191 $ 23,781 $ 21,846 $ 21,566 $ 22,222 $ 21,683 $ 21,229 21.0% 18.9% 18.2% 18.0% 21.7% 10.7% 11.2% 10.8% $ 4,648 $ 3,863 $ 3,886 $ 3,841 $ 3,477 $ 3,009 $ 2,822 $ 2,797 $ 23,750 $ 23,088 $ 22,546 $ 21,488 $ 19,382 $ 21,356 $ 20,819 $ 20,970 1,887 2,023 1,654 972 (2) (16) 54 187 21,863 21,065 20,892 20,516 19,384 21,372 20,765 20,783 28,247 25,293 25,016 22,203 23,750 23,088 22,546 21,488 3,180 2,744 2,602 530 1,887 2,023 1,654 972 25,067 22,549 22,414 21,673 21,863 21,065 20,892 20,516 $ 23,465 $ 21,807 $ 21,653 $ 21,095 $ 20,624 $ 21,219 $ 20,829 $ 20,650 19.8% 17.7% 17.9% 18.2% 16.9% 14.2% 13.5% 13.5% (1) (2) (3) (4) ($ in millions) Return on common shareholders' equity Return on Common Shareholders' Equity The Allstate Corporation Twelve months ended Numerator: Net income applicable to common shareholders (1)(2) Denominator: Beginning common shareholders' equity Ending common shareholders' equity (3) Average common shareholders' equity (4) Return on common shareholders' equity Adjusted net income return on common shareholders' equity Numerator: Adjusted net income * (1) Denominator: Beginning common shareholders' equity Less: Unrealized net capital gains and losses Adjusted beginning common shareholders' equity Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Excludes equity related to preferred stock of $1,970 million at December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019, and $1,930 million at June 30, 2019 and March 31, 2019. Includes a $2 million Tax legislation expense for the period ended September 30, 2019 and $29 million Tax legislation benefit for the period ended June 30, 2019 and March 31, 2019. Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Ending common shareholders' equity Less: Unrealized net capital gains and losses Adjusted ending common shareholders' equity Average adjusted common shareholders' equity (4) Adjusted net income return on common shareholders' equity * The Allstate Corporation 4Q20 Supplement 6

The Allstate Corporation
Policies in Force and Other Statistics

	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Policies in force statistics (in thousands) [1]								
Allstate Protection								
Allstate brand								
Auto	21,809	21,900	21,978	21,826	21,913	21,882	21,849	21,693
Homeowners	6,427	6,414	6,391	6,360	6,359	6,341	6,322	6,296
Other personal lines	4,459	4,455	4,415	4,385	4,390	4,389	4,375	4,354
Commercial lines	216	219	221	224	227	228	229	230
Total	32,911	32,988	33,005	32,795	32,889	32,840	32,775	32,573
Encompass brand								
Auto	451	460	473	485	493	496	497	499
Homeowners	216	220	225	230	234	235	236	237
Other personal lines	71	73	74	75	76	77	77	78
Total	738	753	772	790	803	808	810	814
Allstate Protection policies in force	33,649	33,741	33,777	33,585	33,692	33,648	33,585	33,387
Protection Services								
Allstate Protection Plans	128,982	125,831	120,301	107,124	99,632	89,783	83,968	77,866
Other Protection Services [2]	7,290	7,123	6,975	6,604	6,315	6,159	6,148	6,154
Total	136,272	132,954	127,276	113,728	105,947	95,942	90,116	84,020
Allstate Life	1,863	1,874	1,892	1,902	1,923	1,926	1,933	1,936
Allstate Benefits	3,950	4,092	4,410	4,309	4,183	4,287	4,296	4,322
Allstate Annuities	177	181	185	188	192	197	201	206
Total policies in force	175,911	172,842	167,540	153,712	145,937	136,000	130,131	123,871

[1] Policy counts are based on items rather than customers.
- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.
- Allstate Benefits reflects certificate counts as opposed to group counts.

[2] Other Protection Services includes:
- Finance and insurance products, reflecting service contracts and other products sold in conjunction with auto lending and vehicle sales transactions
- Roadside assistance, reflecting memberships in force
- Identity protection products, reflecting individual customer counts, included free services provided to 200 thousand subscribers for the remainder of 2020 as part of the continued support during the Coronavirus pandemic

The Allstate Corporation 4Q20 Supplement 7

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 $ 8,609 $ 9,395 $ 9,172 $ 8,592 $ 8,737 $ 9,312 $ 9,043 $ 8,327 $ 35,768 $ 35,419 244 (470) (349) 370 129 (538) (384) 179 (205) (614) 31 27 40 (81) 7 8 22 1 17 38 8,884 8,952 8,863 8,881 8,873 8,782 8,681 8,507 35,580 34,843 181 192 182 181 180 195 190 176 736 741 (5,268) (5,968) (5,139) (5,251) (5,660) (5,960) (6,272) (5,730) (21,626) (23,622) - - (738) (210) - - - - (948) - (1,168) (1,158) (1,149) (1,167) (1,155) (1,167) (1,163) (1,164) (4,642) (4,649) (1,173) (1,078) (1,107) (1,085) (1,175) (1,114) (1,060) (1,071) (4,443) (4,420) (36) (187) (8) (4) (12) 1 (9) (18) (235) (38) - - - - (51) - - - - (51) 1,420 753 904 1,345 1,000 737 367 700 4,422 2,804 619 422 178 202 323 448 471 291 1,421 1,533 (414) (240) (209) (303) (270) (236) (179) (202) (1,166) (887) 327 230 299 (82) 437 127 204 393 774 1,161 $ 1,952 $ 1,165 $ 1,172 $ 1,162 $ 1,490 $ 1,076 $ 863 $ 1,182 $ 5,451 $ 4,611 $ 424 $ 990 $ 1,186 $ 211 $ 295 $ 510 $ 1,072 $ 680 $ 2,811 $ 2,557 $ 5 $ 3 $ 3 $ 1 $ 1 $ 1 $ 1 $ 1 $ 12 $ 4 59.3 66.7 58.0 59.1 63.8 67.9 72.3 67.4 60.8 67.8 24.7 24.9 31.8 25.8 24.9 23.7 23.5 24.4 26.8 24.2 84.0 91.6 89.8 84.9 88.7 91.6 95.8 91.8 87.6 92.0 59.3 66.7 58.0 59.1 63.8 67.9 72.3 67.4 60.8 67.8 Less: effect of catastrophe losses 4.8 11.1 13.4 2.4 3.3 5.8 12.3 8.0 7.9 7.3 effect of prior year non-catastrophe reserve reestimates - 0.8 (0.4) 0.3 (0.1) (0.5) (0.9) (0.4) 0.2 (0.4) 54.5 54.8 45.0 56.4 60.6 62.6 60.9 59.8 52.7 60.9 84.0 91.6 89.8 84.9 88.7 91.6 95.8 91.8 87.6 92.0 (4.8) (11.1) (13.4) (2.4) (3.3) (5.8) (12.3) (8.0) (7.9) (7.3) - (0.8) 0.4 (0.3) 0.1 0.5 0.9 0.4 (0.2) 0.4 - - - - (0.6) - - - - (0.1) (0.1) - - - - - - - (0.1) - 79.1 79.7 76.8 82.2 84.9 86.3 84.4 84.2 79.4 85.0 0.4 2.1 0.1 - 0.1 - 0.1 0.2 0.7 0.1 - 1.5 - 0.1 - 1.1 0.1 0.1 0.4 0.4 - - 8.3 2.4 - - - - 2.7 - $ 1,411 $ 843 $ 901 $ 1,333 $ 987 $ 852 $ 364 $ 705 $ 4,488 $ 2,908 12 43 6 14 17 (15) 7 (2) 75 7 - 2 - 1 (1) (1) (1) - 3 (3) 1,423 888 907 1,348 1,003 836 370 703 4,566 2,912 (3) (135) (3) (3) (3) (99) (3) (3) (144) (108) $ 1,420 $ 753 $ 904 $ 1,345 $ 1,000 $ 737 $ 367 $ 700 $ 4,422 $ 2,804 (2) ($ in millions, except ratios) Premiums written The Allstate Corporation Property-Liability Results Three months ended Shelter-in-Place Payback expense Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges Decrease (increase) in unearned premiums Other Premiums earned Other revenue Amortization of purchased intangibles Operating ratios Loss ratio Twelve months ended Realized capital gains (losses), after-tax Net income applicable to common shareholders Catastrophe losses Impairment of purchased intangibles Underwriting income (1) Net investment income Income tax expense on operations Claims and claims expense Expense ratio (2) Combined ratio Loss ratio Underlying loss ratio * Reconciliation of combined ratio to underlying combined ratio Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of impairment of purchased intangibles Underlying combined ratio * Effect of amortization of purchased intangibles Effect of restructuring and related charges on combined ratio Effect of Discontinued Lines and Coverages on combined ratio Effect of Shelter-in-Place Payback expense on combined and expense ratios (1) Underwriting income (loss) Allstate brand Other revenue is deducted from other costs and expenses in the expense ratio calculation. Encompass brand Answer Financial Total underwriting income for Allstate Protection Discontinued Lines and Coverages Total underwriting income for Property Liability The Allstate Corporation 4Q20 Supplement 8

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 $ 8,382 $ 9,135 $ 8,909 $ 8,370 $ 8,497 $ 9,034 $ 8,765 $ 8,103 $ 34,796 $ 34,399 $ 5,977 $ 6,081 $ 6,037 $ 6,020 $ 6,009 $ 5,944 $ 5,900 $ 5,796 $ 24,115 $ 23,649 1,993 1,974 1,955 1,936 1,922 1,896 1,859 1,836 7,858 7,513 465 466 459 451 451 449 442 439 1,841 1,781 207 183 159 218 237 236 226 183 767 882 $ 8,642 $ 8,704 $ 8,610 $ 8,625 $ 8,619 $ 8,525 $ 8,427 $ 8,254 $ 34,581 $ 33,825 $ 3,593 $ 3,631 $ 2,914 $ 3,737 $ 4,117 $ 4,093 $ 4,085 $ 3,852 $ 13,875 $ 16,147 1,091 1,625 1,651 940 974 1,102 1,539 1,269 5,307 4,884 245 301 293 244 227 277 282 294 1,083 1,080 183 153 125 171 185 197 196 139 632 717 $ 5,112 $ 5,710 $ 4,983 $ 5,092 $ 5,503 $ 5,669 $ 6,102 $ 5,554 $ 20,897 $ 22,828 $ 1,576 $ 1,628 $ 2,228 $ 1,705 $ 1,616 $ 1,511 $ 1,497 $ 1,510 $ 7,137 $ 6,134 471 452 433 440 465 444 421 432 1,796 1,762 167 171 153 148 159 156 147 143 639 605 41 45 47 43 41 39 39 38 176 157 28 28 29 26 12 30 28 27 111 97 $ 2,283 $ 2,324 $ 2,890 $ 2,362 $ 2,293 $ 2,180 $ 2,132 $ 2,150 $ 9,859 $ 8,755 $ 882 $ 897 $ 966 $ 659 $ 354 $ 420 $ 395 $ 511 $ 3,404 $ 1,680 442 (93) (118) 567 494 362 (90) 146 798 912 85 34 48 88 96 53 48 30 255 227 (16) (14) (11) 5 13 1 (7) 7 (36) 14 18 19 16 14 30 16 18 11 67 75 $ 1,411 $ 843 $ 901 $ 1,333 $ 987 $ 852 $ 364 $ 705 $ 4,488 $ 2,908 59.2 65.6 57.9 59.0 63.8 66.5 72.4 67.3 60.4 67.5 24.5 24.7 31.6 25.5 24.7 23.5 23.3 24.2 26.6 23.9 83.7 90.3 89.5 84.5 88.5 90.0 95.7 91.5 87.0 91.4 59.2 65.6 57.9 59.0 63.8 66.5 72.4 67.3 60.4 67.5 4.7 11.3 13.1 2.3 3.3 5.4 12.4 7.9 7.9 7.2 effect of prior year non-catastrophe reserve reestimates - (0.7) (0.4) 0.3 (0.2) (1.6) (0.9) (0.5) (0.2) (0.8) 54.5 55.0 45.2 56.4 60.7 62.7 60.9 59.9 52.7 61.1 83.7 90.3 89.5 84.5 88.5 90.0 95.7 91.5 87.0 91.4 (4.7) (11.3) (13.1) (2.3) (3.3) (5.4) (12.4) (7.9) (7.9) (7.2) - 0.7 0.4 (0.3) 0.2 1.6 0.9 0.5 0.2 0.8 - - - - (0.6) - - - - (0.2) (0.1) - - - - - - - - - 78.9 79.7 76.8 81.9 84.8 86.2 84.2 84.1 79.3 84.8 - (6.1) (0.1) 0.1 (0.2) (1.7) (0.9) 0.1 (1.5) (0.7) 3.7 2.3 2.4 2.3 3.0 2.4 2.3 2.3 2.7 2.5 - - 8.4 2.4 - - - - 2.7 - (1) (2) Other personal lines ($ in millions, except ratios) Net premiums written The Allstate Corporation Allstate Brand Profitability Measures Three months ended Commercial lines Total Expenses Twelve months ended Incurred losses Auto Homeowners Other personal lines Commercial lines Total Net premiums earned Auto Homeowners Auto Homeowners Other personal lines Commercial lines Other business lines Total Underwriting income (loss) Auto Homeowners Other personal lines Commercial lines Other business lines (1) Total Loss ratio Expense ratio (2) Combined ratio Loss ratio Less: effect of catastrophe losses Underlying loss ratio * Reconciliation of combined ratio to underlying combined ratio Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of impairment of purchased intangibles Underlying combined ratio * Effect of amortization of purchased intangibles Other business lines primarily represent commissions earned and other costs and expenses for Ivantage. Other revenue is deducted from other costs and expenses in the expense ratio calculation. Effect of prior year reserve reestimates on combined ratio Effect of advertising expenses on combined ratio Effect of Shelter-in-Place Payback expense on combined and expense ratios The Allstate Corporation 4Q20 Supplement 9

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 830 888 868 881 813 902 900 920 3,467 3,535 218 247 230 204 202 235 236 204 899 877 621 621 612 616 612 607 598 596 617 603 1,342 1,334 1,324 1,310 1,300 1,304 1,292 1,263 1,328 1,291 87.2 87.9 87.6 87.4 87.5 87.9 88.3 88.2 87.5 88.0 87.4 87.8 87.3 87.6 88.1 88.4 88.1 88.3 87.5 88.2 (0.9) - 0.2 0.5 0.8 0.6 1.0 0.6 (0.2) 3.0 0.9 0.5 0.1 1.2 0.7 0.3 0.2 2.1 2.7 3.3 (28.7) (28.6) (46.4) (12.2) (1.8) 2.6 (0.3) (0.9) (29.1) (0.2) 5.1 7.9 20.4 8.1 6.2 5.3 8.7 5.7 10.0 6.4 3.6 3.5 (8.6) (13.2) (11.1) (8.8) (2.9) - (4.0) (5.6) 0.7 3.3 9.5 15.9 22.9 13.4 11.7 0.7 7.1 11.8 (1) (2) (3) (4) (5) (6) (7) The Allstate Corporation Allstate Brand Statistics (1) Three months ended Auto Twelve months ended Homeowners Average premium - gross written ($) (3) Auto Homeowners New issued applications (in thousands) (2) Renewal ratio (%) (4) Total brand rate changes (%) (5) Auto Auto Homeowners Homeowners Auto property damage (% change year-over-year) Gross claim frequency (6) Paid claim severity (7) Homeowners excluding catastrophe losses (% change year-over-year) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Rate changes do not include rating plan enhancements, including the introduction Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year gross claim frequency. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. Gross claim frequency (6) Paid claim severity (7) Statistics presented for Allstate brand exclude excess and surplus lines. New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. The Allstate Corporation 4Q20 Supplement 10

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions, except ratios)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Net premiums written	$ 227	$ 260	$ 263	$ 222	$ 240	$ 278	$ 278	$ 224	$ 972	$ 1,020
Net premiums earned										
Auto	$ 126	$ 129	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 525	$ 539
Homeowners	97	99	99	101	100	101	99	99	396	399
Other personal lines	19	20	19	20	20	20	20	20	78	80
Total	$ 242	$ 248	$ 253	$ 256	$ 254	$ 257	$ 254	$ 253	$ 999	$ 1,018
Incurred losses										
Auto	$ 85	$ 77	$ 46	$ 90	$ 88	$ 94	$ 87	$ 91	$ 298	$ 360
Homeowners	60	41	90	55	52	82	66	72	246	272
Other personal lines	9	5	18	12	15	17	14	11	44	57
Total	$ 154	$ 123	$ 154	$ 157	$ 155	$ 193	$ 167	$ 174	$ 588	$ 689
Expenses										
Auto	$ 41	$ 44	$ 57	$ 48	$ 44	$ 43	$ 42	$ 45	$ 190	$ 174
Homeowners	31	32	31	32	32	32	32	31	126	127
Other personal lines	6	7	6	6	7	6	7	6	25	26
Total	$ 78	$ 83	$ 94	$ 86	$ 83	$ 81	$ 81	$ 82	$ 341	$ 327
Underwriting income (loss)										
Auto	$ 1	$ 9	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 40	$ 8
Homeowners	7	26	(21)	14	17	(13)	2	(4)	26	2
Other personal lines	4	8	(5)	2	(2)	(3)	(1)	3	9	(3)
Total	$ 12	$ 43	$ 6	$ 14	$ 17	$ (15)	$ 7	$ (2)	$ 75	$ 7
Loss ratio	63.6	49.6	60.9	61.3	61.0	75.1	65.7	68.8	58.9	67.7
Expense ratio [(1)]	31.4	33.1	36.7	33.2	32.3	30.7	31.5	32.0	33.6	31.6
Combined ratio	95.0	82.7	97.6	94.5	93.3	105.8	97.2	100.8	92.5	99.3
Loss ratio	63.6	49.6	60.9	61.3	61.0	75.1	65.7	68.8	58.9	67.7
Less: effect of catastrophe losses	7.8	2.1	23.3	4.7	4.7	18.3	10.2	11.9	9.5	11.3
effect of prior year non-catastrophe reserve reestimates	0.8	-	(0.4)	-	0.4	(0.4)	(2.8)	0.4	0.1	(0.6)
Underlying loss ratio *	55.0	47.5	38.0	56.6	55.9	57.2	58.3	56.5	49.3	57.0
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	95.0	82.7	97.6	94.5	93.3	105.8	97.2	100.8	92.5	99.3
Effect of catastrophe losses	(7.8)	(2.1)	(23.3)	(4.7)	(4.7)	(18.3)	(10.2)	(11.9)	(9.5)	(11.3)
Effect of prior year non-catastrophe reserve reestimates	(0.8)	-	0.4	-	(0.4)	0.4	2.8	(0.4)	(0.1)	0.6
Underlying combined ratio *	86.4	80.6	74.7	89.8	88.2	87.9	89.8	88.5	82.9	88.6
Effect of prior year reserve reestimates on combined ratio	1.6	(17.3)	(0.4)	(0.8)	-	0.4	(1.2)	2.0	(4.2)	0.3
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	-	6.3	2.0	-	-	-	-	2.1	-
New issued applications (in thousands)										
Auto	16	14	14	16	19	21	22	20	60	82
Homeowners	9	9	8	8	9	12	12	9	34	42
Average premium - gross written ($)										
Auto (12-month policy)	1,154	1,142	1,166	1,162	1,134	1,137	1,130	1,134	1,156	1,134
Homeowners (12-month policy)	1,882	1,902	1,901	1,880	1,823	1,807	1,782	1,768	1,892	1,795
Renewal ratio (%)										
Auto	76.5	76.7	76.5	77.5	77.8	78.9	78.1	77.7	76.8	78.1
Homeowners	81.0	80.7	80.5	81.9	82.1	83.0	82.5	82.1	81.0	82.5

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q20 Supplement

11

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions, except ratios)	Three months ended								Twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Allstate brand auto										
Net premiums written	$ 5,766	$ 6,192	$ 6,054	$ 6,091	$ 5,931	$ 6,123	$ 5,940	$ 5,928	$ 24,103	$ 23,922
Net premiums earned	$ 5,977	$ 6,081	$ 6,037	$ 6,020	$ 6,009	$ 5,944	$ 5,900	$ 5,796	$ 24,115	$ 23,649
Other revenue	74	75	71	81	78	80	77	77	301	312
Incurred losses	(3,593)	(3,631)	(2,914)	(3,737)	(4,117)	(4,093)	(4,085)	(3,852)	(13,875)	(16,147)
Expenses	(1,576)	(1,628)	(2,228)	(1,705)	(1,616)	(1,511)	(1,497)	(1,510)	(7,137)	(6,134)
Underwriting income	$ 882	$ 897	$ 966	$ 659	$ 354	$ 420	$ 395	$ 511	$ 3,404	$ 1,680
Loss ratio	60.1	59.7	48.3	62.1	68.5	68.8	69.2	66.5	57.5	68.3
Less: effect of catastrophe losses	0.6	1.6	2.2	0.2	0.1	2.3	3.2	1.2	1.2	1.7
effect of prior year non-catastrophe reserve reestimates	(0.1)	(0.6)	(0.8)	0.4	-	(2.5)	(1.5)	(0.9)	(0.3)	(1.2)
Underlying loss ratio *	59.6	58.7	46.9	61.5	68.4	69.0	67.5	66.2	56.6	67.8
Expense ratio [(1)]	25.1	25.5	35.7	27.0	25.6	24.1	24.1	24.7	28.4	24.6
Combined ratio	85.2	85.2	84.0	89.1	94.1	92.9	93.3	91.2	85.9	92.9
Effect of catastrophe losses	(0.6)	(1.6)	(2.2)	(0.2)	(0.1)	(2.3)	(3.2)	(1.2)	(1.2)	(1.7)
Effect of prior year non-catastrophe reserve reestimates	0.1	0.6	0.8	(0.4)	-	2.5	1.5	0.9	0.3	1.2
Effect of impairment of purchased intangibles	-	-	-	-	(0.8)	-	-	-	-	(0.2)
Underlying combined ratio *	84.7	84.2	82.6	88.5	93.2	93.1	91.6	90.9	85.0	92.2
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	-	11.9	3.4	-	-	-	-	3.8	-
Encompass brand auto										
Net premiums written	$ 120	$ 134	$ 136	$ 118	$ 127	$ 147	$ 146	$ 120	$ 508	$ 540
Net premiums earned	$ 126	$ 129	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 525	$ 539
Other revenue	1	1	-	1	-	2	-	1	3	3
Incurred losses	(85)	(77)	(46)	(90)	(88)	(94)	(87)	(91)	(298)	(360)
Expenses	(41)	(44)	(57)	(48)	(44)	(43)	(42)	(45)	(190)	(174)
Underwriting income (loss)	$ 1	$ 9	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 40	$ 8
Loss ratio	67.5	59.7	34.1	66.7	65.7	69.1	64.5	67.9	56.8	66.8
Less: effect of catastrophe losses	-	2.3	3.0	-	-	2.9	2.2	2.2	1.3	1.9
effect of prior year non-catastrophe reserve reestimates	3.2	1.6	(0.8)	1.5	-	(0.7)	(6.6)	-	1.4	(1.9)
Underlying loss ratio *	64.3	55.8	31.9	65.2	65.7	66.9	68.9	65.7	54.1	66.8
Expense ratio [(1)]	31.7	33.3	42.2	34.8	32.8	30.2	31.1	32.8	35.6	31.7
Combined ratio	99.2	93.0	76.3	101.5	98.5	99.3	95.6	100.7	92.4	98.5
Effect of catastrophe losses	-	(2.3)	(3.0)	-	-	(2.9)	(2.2)	(2.2)	(1.3)	(1.9)
Effect of prior year non-catastrophe reserve reestimates	(3.2)	(1.6)	0.8	(1.5)	-	0.7	6.6	-	(1.4)	1.9
Underlying combined ratio *	96.0	89.1	74.1	100.0	98.5	97.1	100.0	98.5	89.7	98.5
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	-	11.9	3.7	-	-	-	-	4.0	-

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q20 Supplement

12

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 $ 1,955 $ 2,234 $ 2,178 $ 1,645 $ 1,888 $ 2,178 $ 2,109 $ 1,589 $ 8,012 $ 7,764 $ 1,993 $ 1,974 $ 1,955 $ 1,936 $ 1,922 $ 1,896 $ 1,859 $ 1,836 $ 7,858 $ 7,513 11 10 11 11 11 12 11 11 43 45 (1,091) (1,625) (1,651) (940) (974) (1,102) (1,539) (1,269) (5,307) (4,884) (471) (452) (433) (440) (465) (444) (421) (432) (1,796) (1,762) $ 442 $ (93) $ (118) $ 567 $ 494 $ 362 $ (90) $ 146 $ 798 $ 912 54.7 82.3 84.4 48.5 50.7 58.1 82.8 69.1 67.5 65.0 16.9 40.9 46.1 8.9 13.3 15.8 42.8 28.0 28.2 24.8 effect of prior year non-catastrophe reserve reestimates 0.1 (0.9) (0.3) - (0.1) - (0.4) 0.1 (0.2) - 37.7 42.3 38.6 39.6 37.5 42.3 40.4 41.0 39.5 40.2 23.1 22.4 21.6 22.2 23.6 22.8 22.0 22.9 22.3 22.9 77.8 104.7 106.0 70.7 74.3 80.9 104.8 92.0 89.8 87.9 (16.9) (40.9) (46.1) (8.9) (13.3) (15.8) (42.8) (28.0) (28.2) (24.8) (0.1) 0.9 0.3 - 0.1 - 0.4 (0.1) 0.2 - - (0.1) - - - - - - - - 60.8 64.6 60.2 61.8 61.1 65.1 62.4 63.9 61.8 63.1 $ 90 $ 105 $ 106 $ 87 $ 94 $ 110 $ 111 $ 86 $ 388 $ 401 $ 97 $ 99 $ 99 $ 101 $ 100 $ 101 $ 99 $ 99 $ 396 $ 399 1 - 1 - 1 - 1 - 2 2 (60) (41) (90) (55) (52) (82) (66) (72) (246) (272) (31) (32) (31) (32) (32) (32) (32) (31) (126) (127) $ 7 $ 26 $ (21) $ 14 $ 17 $ (13) $ 2 $ (4) $ 26 $ 2 61.9 41.4 90.9 54.4 52.0 81.2 66.7 72.7 62.1 68.2 16.5 3.0 52.5 10.9 12.0 40.6 22.2 25.3 20.7 25.1 effect of prior year non-catastrophe reserve reestimates - 2.0 - - 1.0 - - 4.0 0.5 1.2 45.4 36.4 38.4 43.5 39.0 40.6 44.5 43.4 40.9 41.9 30.9 32.3 30.3 31.7 31.0 31.7 31.3 31.3 31.3 31.3 92.8 73.7 121.2 86.1 83.0 112.9 98.0 104.0 93.4 99.5 (16.5) (3.0) (52.5) (10.9) (12.0) (40.6) (22.2) (25.3) (20.7) (25.1) - (2.0) - - (1.0) - - (4.0) (0.5) (1.2) 76.3 68.7 68.7 75.2 70.0 72.3 75.8 74.7 72.2 73.2 (1) ($ in millions, except ratios) Allstate brand homeowners The Allstate Corporation Homeowners Profitability Measures by Brand Three months ended Net premiums written Net premiums earned Other revenue Incurred losses Expenses Underwriting income (loss) Loss ratio Less: effect of catastrophe losses Underlying loss ratio * Expense ratio (1) Combined ratio Effect of prior year non-catastrophe reserve reestimates Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of amortization on purchased intangibles Underlying combined ratio * Encompass brand homeowners Underlying combined ratio * Net premiums written Twelve months ended Other revenue is deducted from other costs and expenses in the expense ratio calculation. Net premiums earned Other revenue Incurred losses Expenses Underwriting income (loss) Loss ratio Less: effect of catastrophe losses Underlying loss ratio * Expense ratio (1) Combined ratio Effect of catastrophe losses The Allstate Corporation 4Q20 Supplement 13

The Allstate Corporation
Protection Services Segment Results

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Protection Services										
Net premiums written	$ 559	$ 485	$ 467	$ 379	$ 453	$ 364	$ 350	$ 368	$ 1,890	$ 1,535
Net premiums earned	$ 395	$ 384	$ 360	$ 354	$ 321	$ 312	$ 305	$ 295	$ 1,493	$ 1,233
Other revenue	53	52	51	52	46	47	48	47	208	188
Intersegment insurance premiums and service fees	38	36	35	38	44	44	33	33	147	154
Net investment income	11	12	11	10	12	11	10	9	44	42
Realized capital gains (losses)	21	14	19	(24)	11	4	9	8	30	32
Claims and claims expense	(102)	(107)	(85)	(92)	(92)	(93)	(86)	(92)	(386)	(363)
Amortization of deferred policy acquisition costs	(176)	(169)	(160)	(153)	(143)	(139)	(134)	(127)	(658)	(543)
Operating costs and expenses	(167)	(160)	(163)	(161)	(181)	(171)	(158)	(151)	(651)	(661)
Restructuring and related charges	(2)	2	(3)	-	-	(1)	1	-	(3)	-
Amortization of purchased intangibles	(25)	(28)	(26)	(27)	(29)	(31)	(31)	(31)	(106)	(122)
Impairment of purchased intangibles	-	-	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(13)	(6)	(7)	-	(1)	4	12	3	(26)	18
Net income (loss) applicable to common shareholders	$ 33	$ 30	$ 32	$ (3)	$ (12)	$ (13)	$ (46)	$ (6)	$ 92	$ (77)
Realized capital (gains) losses, after-tax	(16)	(11)	(15)	19	(8)	(4)	(6)	(7)	(23)	(25)
Amortization of purchased intangibles, after-tax	21	21	21	21	23	25	25	24	84	97
Impairment of purchased intangibles, after-tax	-	-	-	-	-	-	43	-	-	43
Adjusted net income	$ 38	$ 40	$ 38	$ 37	$ 3	$ 8	$ 16	$ 11	$ 153	$ 38
Allstate Protection Plans										
Net premiums written	$ 385	$ 300	$ 310	$ 221	$ 278	$ 181	$ 167	$ 206	$ 1,216	$ 832
Net premiums earned	$ 248	$ 236	$ 219	$ 206	$ 172	$ 163	$ 153	$ 145	$ 909	$ 633
Other revenue	9	8	8	8	6	7	7	8	33	28
Net investment income	6	7	5	5	6	5	4	4	23	19
Realized capital gains (losses)	13	6	9	(19)	5	2	6	7	9	20
Claims and claims expense	(69)	(70)	(56)	(55)	(49)	(46)	(37)	(43)	(250)	(175)
Amortization of deferred policy acquisition costs	(87)	(83)	(75)	(70)	(62)	(60)	(56)	(53)	(315)	(231)
Other costs and expenses	(61)	(56)	(57)	(50)	(56)	(49)	(48)	(42)	(224)	(195)
Restructuring and related charges	-	3	-	-	-	-	-	-	3	-
Amortization of purchased intangibles	(15)	(16)	(15)	(16)	(18)	(18)	(18)	(18)	(62)	(72)
Impairment of purchased intangibles	-	-	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(15)	(7)	(8)	(2)	(2)	(1)	9	(2)	(32)	4
Net income (loss) applicable to common shareholders	$ 29	$ 28	$ 30	$ 7	$ 2	$ 3	$ (35)	$ 6	$ 94	$ (24)
Realized capital (gains) losses, after-tax	(9)	(5)	(7)	15	(4)	(2)	(4)	(6)	(6)	(16)
Amortization of purchased intangibles, after-tax	12	13	12	12	14	14	15	14	49	57
Impairment of purchased intangibles, after-tax	-	-	-	-	-	-	43	-	-	43
Adjusted net income	$ 32	$ 36	$ 35	$ 34	$ 12	$ 15	$ 19	$ 14	$ 137	$ 60
Other Protection Services										
Net premiums written	$ 174	$ 185	$ 157	$ 158	$ 175	$ 183	$ 183	$ 162	$ 674	$ 703
Total revenue [(1)]	$ 242	$ 241	$ 235	$ 230	$ 245	$ 241	$ 235	$ 228	$ 948	$ 949
Claims and claims expense	(33)	(37)	(29)	(37)	(43)	(47)	(49)	(49)	(136)	(188)
Other costs and expenses [(2)]	(207)	(203)	(205)	(205)	(217)	(215)	(200)	(196)	(820)	(828)
Income tax benefit	2	1	1	2	1	5	3	5	6	14
Net income (loss) applicable to common shareholders	$ 4	$ 2	$ 2	$ (10)	$ (14)	$ (16)	$ (11)	$ (12)	$ (2)	$ (53)
Realized capital (gains) losses, after-tax	(7)	(6)	(8)	4	(4)	(2)	(2)	(1)	(17)	(9)
Amortization of purchased intangibles, after-tax	9	8	9	9	9	11	10	10	35	40
Adjusted net income (loss)	$ 6	$ 4	$ 3	$ 3	$ (9)	$ (7)	(3)	$ (3)	$ 16	$ (22)

(1) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers, net investment income and realized capital gains and losses.
(2) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges.

The Allstate Corporation 4Q20 Supplement
14

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Premiums	$ 163	$ 154	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 635	$ 632
Contract charges	175	176	174	180	176	176	176	183	705	711
Other revenue [(1)]	37	28	24	32	34	31	33	27	121	125
Net investment income	128	123	123	128	134	128	125	127	502	514
Contract benefits	(266)	(248)	(238)	(212)	(223)	(202)	(216)	(214)	(964)	(855)
Interest credited to contractholder funds	(71)	(74)	(71)	(70)	(73)	(73)	(70)	(72)	(286)	(288)
Amortization of deferred policy acquisition costs	(9)	(102)	(18)	(30)	(29)	(85)	(27)	(26)	(159)	(167)
Operating costs and expenses	(89)	(81)	(75)	(84)	(95)	(77)	(91)	(91)	(329)	(354)
Restructuring and related charges	(1)	(2)	(2)	(1)	(1)	-	(1)	-	(6)	(2)
Income tax (expense) benefit on operations	(11)	12	(10)	(16)	(13)	(9)	(18)	(15)	(25)	(55)
Adjusted net income (loss)	56	(14)	72	80	76	44	68	73	194	261
Realized capital gains (losses), after-tax	(6)	6	16	(25)	-	4	-	(4)	(9)	-
Valuation changes on embedded derivatives that are not hedged, after-tax	(10)	(1)	(35)	12	-	(9)	-	-	(34)	(9)
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	4	(4)	11	(3)	(3)	1	(1)	(2)	8	(5)
Net income (loss) applicable to common shareholders	$ 44	$ (13)	$ 64	$ 64	$ 73	$ 40	$ 67	$ 67	$ 159	$ 247
Premiums and contract charges by product										
Traditional life insurance premiums	$ 162	$ 154	$ 164	$ 153	$ 165	$ 155	$ 156	$ 154	$ 633	$ 630
Accident and health insurance premiums	1	-	1	-	1	-	1	-	2	2
Interest-sensitive life insurance contract charges	175	176	174	180	176	176	176	183	705	711
Total	$ 338	$ 330	$ 339	$ 333	$ 342	$ 331	$ 333	$ 337	$ 1,340	$ 1,343
Benefit spread										
Premiums	$ 163	$ 154	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 635	$ 632
Cost of insurance contract charges	127	125	126	128	124	123	123	129	506	499
Contract benefits	(266)	(248)	(238)	(212)	(223)	(202)	(216)	(214)	(964)	(855)
Total benefit spread	$ 24	$ 31	$ 53	$ 69	$ 67	$ 76	$ 64	$ 69	$ 177	$ 276
Investment spread										
Net investment income	$ 128	$ 123	$ 123	$ 128	$ 134	$ 128	$ 125	$ 127	$ 502	$ 514
Interest credited to contractholder funds	(83)	(76)	(114)	(56)	(72)	(85)	(70)	(72)	(329)	(299)
Total investment spread	$ 45	$ 47	$ 9	$ 72	$ 62	$ 43	$ 55	$ 55	$ 173	$ 215

(1) Primarily includes gross dealer concessions received in connection with Allstate exclusive agents' and exclusive financial specialists' sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.

The Allstate Corporation 4Q20 Supplement

15

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended							
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity								
Numerator:								
Net income applicable to common shareholders [(1)(2)]	$ 159	$ 188	$ 241	$ 244	$ 247	$ 237	$ 252	$ 260
Denominator:								
Beginning equity	$ 2,944	$ 2,863	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Ending equity	3,026	3,075	3,037	2,842	2,944	2,863	2,744	2,657
Average equity [(3)]	$ 2,985	$ 2,969	$ 2,891	$ 2,750	$ 2,709	$ 2,696	$ 2,666	$ 2,600
Return on equity	5.3 %	6.3 %	8.3 %	8.9 %	9.1 %	8.8 %	9.5 %	10.0 %
Adjusted net income return on adjusted equity								
Numerator:								
Adjusted net income [(1)]	$ 194	$ 214	$ 272	$ 268	$ 261	$ 254	$ 285	$ 297
Denominator:								
Beginning equity	$ 2,944	$ 2,863	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	328	350	271	168	52	75	89	142
Goodwill	175	175	175	175	175	175	175	175
Adjusted beginning equity	$ 2,441	$ 2,338	$ 2,298	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Ending equity	$ 3,026	$ 3,075	$ 3,037	$ 2,842	$ 2,944	$ 2,863	$ 2,744	$ 2,657
Less: Unrealized net capital gains and losses	533	484	433	183	328	350	271	168
Goodwill	175	175	175	175	175	175	175	175
Adjusted ending equity	$ 2,318	$ 2,416	$ 2,429	$ 2,484	$ 2,441	$ 2,338	$ 2,298	$ 2,314
Average adjusted equity [(3)]	$ 2,380	$ 2,377	$ 2,364	$ 2,399	$ 2,344	$ 2,308	$ 2,311	$ 2,270
Adjusted net income return on adjusted equity *	8.2 %	9.0 %	11.5 %	11.2 %	11.1 %	11.0 %	12.3 %	13.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q20 Supplement

16

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Premiums	$ 235	$ 247	$ 237	$ 253	$ 254	$ 262	$ 256	$ 259	$ 972	$ 1,031
Contract charges	27	40	26	29	28	29	28	29	122	114
Net investment income	20	18	20	20	22	21	21	19	78	83
Contract benefits	(124)	(128)	(123)	(141)	(152)	(161)	(143)	(145)	(516)	(601)
Interest credited to contractholder funds	(7)	(8)	(9)	(9)	(8)	(9)	(8)	(9)	(33)	(34)
Amortization of deferred policy acquisition costs	(38)	(59)	(35)	(45)	(50)	(33)	(35)	(43)	(177)	(161)
Operating costs and expenses	(69)	(68)	(110) [3]	(75)	(74)	(69)	(71)	(71)	(322)	(285)
Restructuring and related charges	-	-	(1)	-	-	-	-	-	(1)	-
Income tax expense on operations	(10)	(9)	-	(8)	(4)	(9)	(11)	(8)	(27)	(32)
Adjusted net income	34	33	5	24	16	31	37	31	96	115
Realized capital gains (losses), after-tax	7	3	7	(10)	2	2	2	3	7	9
Net income applicable to common shareholders	$ 41	$ 36	$ 12	$ 14	$ 18	$ 33	$ 39	$ 34	$ 103	$ 124
Benefit ratio [1]	47.3	44.6	46.8	50.0	53.9	55.3	50.4	50.3	47.2	52.5
Operating expense ratio [2]	26.3	23.7	41.8	26.6	26.2	23.7	25.0	24.7	29.4	24.9

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.
(3) Includes $41 million, pre-tax, write-off of capitalized software costs associated with a billing system.

The Allstate Corporation 4Q20 Supplement 17

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended							
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity								
Numerator:								
Net income applicable to common shareholders [1]	$ 103	$ 80	$ 77	$ 104	$ 124	$ 126	$ 128	$ 125
Denominator:								
Beginning equity	$ 949	$ 1,010	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Ending equity	1,004	1,051	1,004	923	949	1,010	969	906
Average equity [2]	$ 977	$ 1,031	$ 987	$ 915	$ 896	$ 947	$ 909	$ 865
Return on equity	10.5 %	7.8 %	7.8 %	11.4 %	13.8 %	13.3 %	14.1 %	14.5 %
Adjusted net income return on adjusted equity								
Numerator:								
Adjusted net income [1]	$ 96	$ 78	$ 76	$ 108	$ 115	$ 125	$ 127	$ 126
Denominator:								
Beginning equity	$ 949	$ 1,010	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	53	52	44	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96	96	96	96
Adjusted beginning equity	$ 800	$ 862	$ 829	$ 789	$ 756	$ 791	$ 756	$ 720
Ending equity	$ 1,004	$ 1,051	$ 1,004	$ 923	$ 949	$ 1,010	$ 969	$ 906
Less: Unrealized net capital gains and losses	100	89	77	14	53	52	44	21
Goodwill	96	96	96	96	96	96	96	96
Adjusted ending equity	$ 808	$ 866	$ 831	$ 813	$ 800	$ 862	$ 829	$ 789
Average adjusted equity [2]	$ 804	$ 864	$ 830	$ 801	$ 778	$ 827	$ 793	$ 755
Adjusted net income return on adjusted equity *	11.9 %	9.0 %	9.2 %	13.5 %	14.8 %	15.1 %	16.0 %	16.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q20 Supplement 18

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)	Three months ended								As of or for the twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Contract charges	$ 3	$ 3	$ 2	$ 2	$ 3	$ 3	$ 4	$ 3	$ 10	$ 13
Net investment income [(1)]	403	245	66	47	180	251	296	190	761	917
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	-	-	-	(1)	1	-	(1)	-
Contract benefits	(128)	(126)	(136)	(148)	(143)	(150)	(152)	(138)	(538)	(583)
Interest credited to contractholder funds	(67)	(67)	(69)	(70)	(73)	(73)	(75)	(78)	(273)	(299)
Amortization of deferred policy acquisition costs	(1)	-	(1)	(2)	(2)	(2)	(1)	(2)	(4)	(7)
Operating costs and expenses	(6)	(6)	(7)	(6)	(7)	(7)	(8)	(7)	(25)	(29)
Restructuring and related charges	-	(2)	-	-	(1)	-	-	-	(2)	(1)
Income tax (expense) benefit on operations	(43)	(10)	34	38	10	(5)	(13)	7	19	(1)
Adjusted net income (loss)	160	37	(111)	(139)	(33)	16	52	(25)	(53)	10
Realized capital gains (losses), after-tax	151	89	194	(213)	97	16	37	124	221	274
Valuation changes on embedded derivatives that are not hedged, after-tax	1	1	(6)	2	-	(1)	(2)	(3)	(2)	(6)
Premium deficiency for immediate annuities, after-tax	-	(178)	-	-	-	-	-	-	(178)	-
Gain on disposition of operations, after-tax	1	-	1	1	2	-	1	1	3	4
Net income (loss) applicable to common	$ 313	$ (51)	$ 78	$ (349)	$ 66	$ 31	$ 88	$ 97	$ (9)	$ 282
Benefit spread										
Cost of insurance contract charges	$ 3	$ 3	$ 1	$ 2	$ 3	$ 2	$ 2	$ 2	$ 9	$ 9
Contract benefits excluding the implied interest on immediate annuities with life contingencies	9	(227)	(21)	(30)	(24)	(30)	(33)	(17)	(269)	(104)
Total benefit spread	$ 12	$ (224)	$ (20)	$ (28)	$ (21)	$ (28)	$ (31)	$ (15)	$ (260)	$ (95)
Investment spread										
Net investment income	$ 403	$ 245	$ 66	$ 47	$ 180	$ 251	$ 296	$ 190	$ 761	$ 917
Implied interest on immediate annuities with life contingencies	(137)	(124)	(115)	(118)	(119)	(120)	(119)	(121)	(494)	(479)
Interest credited to contractholder funds	(66)	(66)	(77)	(67)	(73)	(75)	(78)	(81)	(276)	(307)
Total investment spread	$ 200	$ 55	$ (126)	$ (138)	$ (12)	$ 56	$ 99	$ (12)	$ (9)	$ 131
[(1)] **Performance-based net investment income, a component of net investment income**	$ 243	$ 81	$ (101)	$ (122)	$ (5)	$ 68	$ 106	$ 1	$ 101	$ 170

The Allstate Corporation 4Q20 Supplement

19

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended							
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity								
Numerator:								
Net income (loss) applicable to common shareholders [1][2]	$ (9)	$ (256)	$ (174)	$ (164)	$ 282	$ 94	$ 194	$ 156
Denominator:								
Beginning equity	$ 5,625	$ 5,552	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Ending equity	5,785	5,383	5,496	4,926	5,625	5,552	5,437	5,278
Average equity [3]	$ 5,705	$ 5,468	$ 5,467	$ 5,102	$ 5,287	$ 5,336	$ 5,233	$ 5,144
Return on equity	(0.2) %	(4.7) %	(3.2) %	(3.2) %	5.3 %	1.8 %	3.7 %	3.0 %
Adjusted net income return on adjusted equity								
Numerator:								
Adjusted net income (loss) [1]	$ (53)	$ (246)	$ (267)	$ (104)	$ 10	$ 75	$ 79	$ 71
Denominator:								
Beginning equity	$ 5,625	$ 5,552	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	604	585	502	428	193	241	272	279
Adjusted beginning equity	$ 5,021	$ 4,967	$ 4,935	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Ending equity	$ 5,785	$ 5,383	$ 5,496	$ 4,926	$ 5,625	$ 5,552	$ 5,437	$ 5,278
Less: Unrealized net capital gains and losses	659	595	661	277	604	585	502	428
Adjusted ending equity	$ 5,126	$ 4,788	$ 4,835	$ 4,649	$ 5,021	$ 4,967	$ 4,935	$ 4,850
Average adjusted equity [3]	$ 5,074	$ 4,878	$ 4,885	$ 4,750	$ 4,889	$ 4,923	$ 4,846	$ 4,790
Adjusted net income (loss) return on adjusted equity *	(1.0) %	(5.0) %	(5.5) %	(2.2) %	0.2 %	1.5 %	1.6 %	1.5 %
Adjusted net income (loss) return on adjusted equity by product:								
Deferred annuities	9.0 %	11.3 %	12.2 %	15.1 %	14.5 %	14.2 %	13.2 %	11.7 %
Immediate annuities	(1.9) %	(6.4) %	(7.1) %	(3.7) %	(1.1) %	0.3 %	0.5 %	0.4 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q20 Supplement 20

Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2020 Dec. 31, 2019 $ 539 $ 541 $ 531 $ 525 $ 548 $ 546 $ 543 $ 538 $ 2,136 $ 2,175 37 24 31 6 51 57 68 30 98 206 55 54 51 60 59 54 54 53 220 220 550 200 (220) (192) 11 197 254 9 338 471 2 2 2 17 22 28 26 26 23 102 67 59 62 63 66 66 67 63 251 262 1,250 880 457 479 757 948 1,012 719 3,066 3,436 (59) (48) (48) (58) (68) (68) (70) (71) (213) (277) $ 1,191 $ 832 $ 409 $ 421 $ 689 $ 880 $ 942 $ 648 $ 2,853 $ 3,159 $ 634 $ 637 $ 624 $ 646 $ 674 $ 676 $ 672 $ 664 $ 2,541 $ 2,686 37 24 31 6 51 57 68 30 98 206 579 219 (198) (173) 32 215 272 25 427 544 $ 1,250 $ 880 $ 457 $ 479 $ 757 $ 948 $ 1,012 $ 719 $ 3,066 $ 3,436 3.5% 3.5% 3.6% 3.6% 3.9% 3.9% 3.8% 3.8% 3.6% 3.8% 3.8 2.5 3.3 0.5 3.0 3.4 4.7 2.6 2.2 3.5 5.0 4.4 4.3 4.9 5.0 4.6 4.6 4.6 4.7 4.7 29.6 11.3 (12.5) (10.1) 0.5 10.0 13.3 0.5 4.6 6.1 5.6 4.0 2.1 2.2 3.5 4.4 4.8 3.4 3.5 4.0 3.4 3.4 3.4 3.7 3.9 4.0 4.0 3.9 3.5 3.9 $ 217 $ 233 $ 179 $ 388 $ 216 $ 147 $ 117 $ 95 $ 1,017 $ 575 (1) 10 (10) (79) (4) (14) (15) (14) (80) (47) 477 231 517 (859) 521 24 200 627 366 1,372 (19) (34) 18 88 (31) 40 22 (46) 53 (15) $ 674 $ 440 $ 704 $ (462) $ 702 $ 197 $ 324 $ 662 $ 1,356 $ 1,885 1.3% 0.9% 0.5% 0.5% 0.8% 1.0% 1.1% 0.8% 3.2% 3.7% 0.8 0.7 3.9 (1.9) (0.1) 0.8 1.5 1.7 3.5 3.8 0.6 0.2 0.6 (1.0) 0.6 0.1 0.2 0.8 0.4 1.7 2.7% 1.8% 5.0% (2.4) % 1.3% 1.9% 2.8% 3.3% 7.1% 9.2% $ 87.4 $ 85.9 $ 84.6 $ 83.9 $ 84.5 $ 83.9 $ 82.2 $ 81.2 $ 85.6 $ 82.8 $ (21) $ (11) $ (14) $ (13) $ (22) $ (19) $ (20) $ (20) $ (59) $ (81) - - - (6) (8) (10) (11) (11) (6) (40) (38) (37) (34) (39) (38) (39) (39) (40) (148) (156) $ (59) $ (48) $ (48) $ (58) $ (68) $ (68) $ (70) $ (71) $ (213) $ (277) (1) (2) (3) (4) (5) (6) (7) (8) ($ in millions) Net investment income Fixed income securities Three months ended Equity securities Mortgage loans Limited partnership interests ("LP") (1) Short-term Other Investment income, before expense Less: Investment expense Net investment income Interest-bearing investments (2) Equity securities Interest-bearing investments Realized capital gains (losses), pre-tax by transaction type Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-Tax) The Allstate Corporation Twelve months ended Equity securities Mortgage loans Limited partnership interests Total portfolio LP and other alternative investments (3) Investment income, before expense Pre-tax yields (4)(5) Fixed income securities Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances. Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses. Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees. Sales (5) Credit losses (6) Valuation of equity investments Valuation and settlements of derivative Total Total return on investment portfolio (7) Net investment income Valuation-interest bearing Valuation-equity investments Total Total investment expense Average investment balances (in billions) (8) Investment expense Investee level expenses (5) Securities lending expense Operating expenses The Allstate Corporation 4Q20 Supplement 21

Property- Liability Protection Services Allstate Life Allstate Benefits Allstate Annuities Corporate and Other Total $ 285 $ 10 $ 89 $ 12 $ 136 $ 7 $ 539 24 1 1 1 7 3 37 6 - 23 3 23 - 55 309 - - - 241 - 550 - 1 - - - 1 2 28 - 19 4 15 1 67 652 12 132 20 422 12 1,250 (33) (1) (4) - (19) (2) (59) $ 619 $ 11 $ 128 $ 20 $ 403 $ 10 $ 1,191 $ 497 $ 9 $ 105 $ 16 $ 318 $ 8 $ 953 $ 302 $ 11 $ 131 $ 19 $ 162 $ 9 $ 634 24 1 1 1 7 3 37 326 - - - 253 - 579 $ 652 $ 12 $ 132 $ 20 $ 422 $ 12 $ 1,250 3.1% 2.7% 4.5% 3.8% 4.1% 2.5% 3.5% 4.3 4.6 3.3 3.7 2.7 4.2 3.8 3.9 - 5.8 5.6 4.6 - 5.0 27.9 - - - 32.2 14.5 29.6 5.4 2.7 4.6 4.3 8.0 1.2 5.6 3.0 2.5 4.6 4.3 4.0 0.9 3.4 $ 169 $ 12 $ (7) $ - $ 12 $ 31 $ 217 (3) - (3) - 5 - (1) 266 9 3 8 180 11 477 (13) - - - (6) - (19) $ 419 $ 21 $ (7) $ 8 $ 191 $ 42 $ 674 (1) (2) (3) (4) (5) The Allstate Corporation Three months ended December 31, 2020 Mortgage loans Limited partnership interests ("LP") Short-term ($ in millions) Net investment income Fixed income securities Equity securities Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-Tax) by Segment Other Investment income, before expense Less: Investment expense Net investment income Net investment income, after-tax Interest-bearing investments (1) Equity securities LP and other alternative investments (2) Investment income, before expense Pre-tax yields (3)(4) Fixed income securities Equity securities Mortgage loans Limited partnership interests Total portfolio Interest-bearing investments Realized capital gains (losses), pre-tax by transaction type Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses. Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. Sales (4) Credit losses (5) Valuation of equity investments Valuation and settlements of derivative instruments Total The Allstate Corporation 4Q20 Supplement 22

Property- Liability Protection Services Allstate Life Allstate Benefits Allstate Annuities Corporate and Other Total $ 1,110 $ 38 $ 348 $ 51 $ 556 $ 33 $ 2,136 60 6 4 2 16 10 98 24 - 89 10 97 - 220 238 - - - 100 - 338 12 1 2 - 4 4 23 101 - 76 17 51 6 251 1,545 45 519 80 824 53 3,066 (124) (1) (17) (2) (63) (6) (213) $ 1,421 $ 44 $ 502 $ 78 $ 761 $ 47 $ 2,853 $ 1,167 $ 35 $ 417 $ 62 $ 602 $ 38 $ 2,321 $ 1,192 $ 39 $ 515 $ 78 $ 674 $ 43 $ 2,541 60 6 4 2 16 10 98 293 - - - 134 - 427 $ 1,545 $ 45 $ 519 $ 80 $ 824 $ 53 $ 3,066 3.1% 2.7% 4.5% 4.0% 4.3% 2.9% 3.6% 2.3 3.7 2.8 2.5 1.5 3.1 2.2 4.1 - 5.1 4.9 4.5 - 4.7 5.4 - - - 3.3 - 4.6 3.2 2.7 4.6 4.2 3.9 1.5 3.5 3.1 2.6 4.6 4.3 4.1 1.3 3.5 $ 890 $ 43 $ (5) $ - $ 48 $ 41 $ 1,017 (31) - (15) (1) (33) - (80) 82 (13) 10 9 260 18 366 49 - - - 4 - 53 $ 990 $ 30 $ (10) $ 8 $ 279 $ 59 $ 1,356 5.03 4.92 6.38 5.34 5.29 3.66 5.26 (1) (2) (3) (4) (5) (6) The Allstate Corporation As of or for the twelve months ended December 31, 2020 Mortgage loans Limited partnership interests ("LP") Short-term ($ in millions) Net investment income Fixed income securities Equity securities Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-Tax) by Segment Other Investment income, before expense Less: Investment expense Net investment income Net investment income, after-tax Interest-bearing investments (1) Equity securities LP and other alternative investments (2) Investment income, before expense Pre-tax yields (3)(4) Fixed income securities Equity securities Mortgage loans Limited partnership interests Total portfolio Interest-bearing investments Realized capital gains (losses), pre-tax by transaction type Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses. Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. Sales (4) Credit losses (5) Valuation of equity investments Valuation and settlements of derivative instruments Total Fixed income securities portfolio duration (in years) (6) The Allstate Corporation 4Q20 Supplement 23

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Investment position										
Limited partnerships										
Private equity	$ 6,125	$ 5,828	$ 5,575	$ 5,781	$ 6,131	$ 6,162	$ 5,952	$ 5,786	$ 6,125	$ 6,131
Real estate	1,074	1,117	1,112	1,090	1,041	1,008	1,033	984	1,074	1,041
PB - limited partnerships	7,199	6,945	6,687	6,871	7,172	7,170	6,985	6,770	7,199	7,172
Non-LP										
Private equity	458	409	395	404	409	407	355	331	458	409
Real estate	1,095	1,100	1,121	1,106	1,128	1,017	906	808	1,095	1,128
PB - non-LP	1,553	1,509	1,516	1,510	1,537	1,424	1,261	1,139	1,553	1,537
Total										
Private equity	6,583	6,237	5,970	6,185	6,540	6,569	6,307	6,117	6,583	6,540
Real estate	2,169	2,217	2,233	2,196	2,169	2,025	1,939	1,792	2,169	2,169
Total PB	$ 8,752	$ 8,454	$ 8,203	$ 8,381	$ 8,709	$ 8,594	$ 8,246	$ 7,909	$ 8,752	$ 8,709
Investment income										
Limited partnerships										
Private equity	$ 498	$ 211	$ (213)	$ (199)	$ (6)	$ 125	$ 216	$ (5)	$ 297	$ 330
Real estate	48	(10)	(7)	7	17	71	38	12	38	138
PB - limited partnerships	546	201	(220)	(192)	11	196	254	7	335	468
Non-LP										
Private equity	4	1	4	(21)	(9)	5	10	3	(12)	9
Real estate	27	18	18	17	18	19	15	14	80	66
PB - non-LP	31	19	22	(4)	9	24	25	17	68	75
Total										
Private equity	502	212	(209)	(220)	(15)	130	226	(2)	285	339
Real estate	75	8	11	24	35	90	53	26	118	204
Total PB	$ 577	$ 220	$ (198)	$ (196)	$ 20	$ 220	$ 279	$ 24	$ 403	$ 543
Investee level expenses [(1)]	$ (20)	$ (10)	$ (13)	$ (12)	$ (20)	$ (18)	$ (18)	$ (18)	$ (55)	$ (74)
Realized capital gains (losses) [(1)]										
Limited partnerships										
Private equity	$ 7	$ 1	$ (5)	$ (2)	$ 42	$ (1)	$ (3)	$ (3)	$ 1	$ 35
Real estate	13	-	-	(3)	(3)	-	1	-	10	(2)
PB - limited partnerships	20	1	(5)	(5)	39	(1)	(2)	(3)	11	33
Non-LP										
Private equity	(7)	(1)	26	15	(13)	17	8	28	33	40
Real estate	29	(19)	(7)	21	(11)	10	31	32	24	62
PB - non-LP	22	(20)	19	36	(24)	27	39	60	57	102
Total										
Private equity	-	-	21	13	29	16	5	25	34	75
Real estate	42	(19)	(7)	18	(14)	10	32	32	34	60
Total PB	$ 42	$ (19)	$ 14	$ 31	$ 15	$ 26	$ 37	$ 57	$ 68	$ 135
Pre-tax yield	25.9 %	10.1 %	(10.2) %	(9.7) %	- %	9.6 %	12.9 %	0.3 %	4.1 %	5.7 %
Internal rate of return [(2)(3)]										
10 Year	11.5 %	11.5 %	11.3 %	12.1 %	12.2 %	12.4 %	12.1 %	11.4 %		
5 Year	9.6	8.5	8.6	10.2	10.8	11.2	11.4	11.2		
3 Year	8.0	7.2	7.5	10.4	11.7	12.7	12.7	11.6		
1 Year	4.4	(1.1)	(2.2)	6.5	7.6	9.7	9.5	6.7		

(1) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.

(2) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

(3) For the three months ended March 31, 2020, IRR excludes decreases of $247 million that were recorded in consideration of intervening events. Where information was available to enable updated estimates, we recognized current period declines in the value of limited partnership interests. This included updating publicly traded investments held within limited partnerships to their March 31, 2020 values, which reduced income $52 million. Additionally, $195 million of valuation increases reported in the fourth quarter 2019 partnership financial statements were excluded from income considering the equity market decline in March.

The Allstate Corporation 4Q20 Supplement

24

• realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives that are not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization or impairment of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization or impairment of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization or impairment of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", and "Homeowners Profitability Measures by Brand". The Allstate Corporation 4Q20 Supplement 25

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12- months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 4Q20 Supplement 26